CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Golden Opportunities Corporation, for the period ending April 30, 2011, I, Michael Zahorik, Chief Executive Officer and Chief Financial Officer of Golden Opportunities Corporation hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Quarterly Report on Form 10-Q for the period ending July 31, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the period ended July 31, 2011, fairly represents in all material respects, the financial condition and results of operations of Golden Opportunities Corporation.

Date: September 12, 2011

/s/ Michael Zahorik
Michael Zahorik
Chief Executive Officer
Chief Financial Officer